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                                                                    Exhibit 4(b)

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                         CNH WHOLESALE MASTER NOTE TRUST

                                    AS ISSUER

                                       AND

                               JPMORGAN CHASE BANK

                              AS INDENTURE TRUSTEE


                     SERIES 200__ - __ INDENTURE SUPPLEMENT

                               DATED AS OF [____]
                                       TO
                                    INDENTURE

                               DATED AS OF [____]

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                                TABLE OF CONTENTS
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
                                                                                                                    PAGE
ARTICLE I       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................................1

     Section 1.01    Definitions.......................................................................................1
     Section 1.02    Governing Law....................................................................................10
     Section 1.03    Counterparts.....................................................................................10
     Section 1.04    Ratification of Indenture........................................................................10

ARTICLE II      THE SERIES 200__ - __ NOTES...........................................................................11

     Section 2.01    Creation and Designation.........................................................................11
     Section 2.02    Form of Delivery; Depository; Denominations......................................................11
     Section 2.03    Delivery and Payment.............................................................................11

ARTICLE III     ALLOCATIONS, DEPOSITS AND PAYMENTS....................................................................11

     Section 3.01    Allocations of Series 200__ - __ Available Interest Amount.......................................11
     Section 3.02    Amounts to be Treated as Series 200__ - __ Available Interest Amount; Other Deposits to the
                     Interest Funding Account.........................................................................12
     Section 3.03    Allocations of Reductions from Investor Charge-Offs to the Available Subordinated Amount
                     and the Collateral Amount........................................................................13
     Section 3.04    Allocations of Reimbursements of the Collateral Amount Deficit and the Available
                     Subordinated Amount Deficit......................................................................14
     Section 3.05    Deposits of Principal Collections to the Collection Account during the Revolving Period;
                     Application of Series 200__ - __ Available Principal Amounts.....................................14
     Section 3.06    Computation of Reductions to the Collateral Amount and the Available Subordinated Amount
                     from Reallocations of Series 200__ - __ Available Principal Amounts..............................15
     Section 3.07    Targeted Deposits of Series 200__ - __ Available Principal Amounts to the Principal Funding
                     Account..........................................................................................16
     Section 3.08    Amounts to be Treated as Series 200__ - __ Available Principal Amounts; Other Deposits to
                     Principal Funding Account........................................................................16
     Section 3.09    Withdrawals from Interest Funding Account........................................................17
     Section 3.10    Withdrawals from Principal Funding Account.......................................................17
     Section 3.11    Limit on Repayment of the Series 200__ - __ Notes................................................17
     Section 3.12    Calculation of Collateral Amount of Series 200__ - __ Notes and Available Subordinated
                     Amount...........................................................................................17
     Section 3.13    Netting of Deposits and Payments.................................................................19
     Section 3.14    Payments to Noteholders..........................................................................19
     Section 3.15    Sale of Receivables for Accelerated Notes........................................................20
     Section 3.16    Calculation Agent; Determination of LIBOR........................................................21
     Section 3.17    Excess Available Interest Amount Sharing.........................................................22
     Section 3.18    Excess Available Principal Amounts Sharing.......................................................23
     Section 3.19    Computation of Interest..........................................................................23
     Section 3.20    Variable Accumulation Period.....................................................................23

                                       -i-
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                                TABLE OF CONTENTS
                                   (continued)

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
     Section 3.21    Payment Instructions and Monthly Noteholders' Report.............................................24

ARTICLE IV      EARLY AMORTIZATION OF NOTES...........................................................................24

     Section 4.01    Early Amortization Events........................................................................24

ARTICLE V       ACCOUNTS AND INVESTMENTS..............................................................................27

     Section 5.01    Accounts.........................................................................................27

                                      -ii-
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          This SERIES 200__ - __ INDENTURE SUPPLEMENT (this "Indenture
Supplement"), by and between CNH WHOLESALE MASTER NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the "Issuer"), having its principal office at c/o[____],[____], and JPMorgan Chase Bank, a New York banking corporation (the "Indenture Trustee"), is made and entered into as of [__], [__].

          Pursuant to this Indenture Supplement, the Issuer shall create a new series of Notes and shall specify the principal terms thereof.

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          Section 1.01 DEFINITIONS. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them in the Indenture and, if not defined in the Indenture, have the meanings assigned to them in the Transfer and Servicing Agreement, as applicable;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

               (4) all references in this Indenture Supplement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

               (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

               (6) except as expressly provided herein, each capitalized term defined herein shall relate only to the Series 200__ - __ Notes and no other Series of Notes issued by the Issuer; and

               (7) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Accumulation Period" means the period from and including the Accumulation Period Commencement Date to but excluding the earlier of (i) the Payment Date on which the Adjusted Outstanding Dollar Principal Amount is reduced to zero and (ii) the close of business on the immediately preceding day on which an Early Amortization Period commences.

          "Accumulation Period Commencement Date" means [__] or, if the Issuer, acting directly or through the Administrators or Servicer, makes an election pursuant to Section 3.20, the later date selected by the Issuer or Servicer pursuant to Section 3.20.

          "Accumulation Period Length" means the number of full Collection Periods between the Accumulation Period Commencement Date and the Scheduled Final Payment Date.

          "Adjusted Outstanding Dollar Principal Amount" means the Outstanding Dollar Principal Amount, less any amounts on deposit (other than Investment Earnings) in the Principal Funding Account.

          "Aggregate Series Available Interest Amount Shortfall" means the sum of the Series Available Interest Amount Shortfalls for all series of Notes (as such term is defined in each of the related Indenture Supplements).

          "Aggregate Series Available Principal Shortfall" means the sum of the Series Available Principal Amount Shortfalls for all series of Notes (as such term is defined in the related Indenture Supplements).

          "applicable investment category" means the following ratings:

                              Series [______] Notes
                      Standard & Poor's        [______]
                      Moody's                  [______]
                      Fitch                    [______]

          "Authorized Officer" is defined in the Indenture.

          "Available Interest Amounts" means for any Monthly Period, Collections of Non-Principal Receivables for such Monthly Period.

          "Available Principal Amounts" means for any Monthly Period, Principal Collections for such Monthly Period.

          "Available Subordinated Amount Deficit" means, with respect to the Series 200__ - __ Notes, the amount by which the (i) the aggregate of the reallocations and reductions

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of the Series 200__ - __ Available Subordinated Amount made pursuant to Sections
3.12(b)(ii)(C) and (D) exceeds (ii) the aggregate amount of all reimbursements made pursuant to Section 3.12(b)(ii)(B).

          "Calculation Agent" is defined in Section 3.16.

          "Case Credit" means Case Credit Company, a Delaware Corporation.

          "Class A Monthly Interest" is defined in Section 3.01(b).

          "Class A Note Initial Principal Balance" means $[   ].

          "Class A Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, MINUS (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

          "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

          "Class A Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

          "Class A Rate" means, with respect to an Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the related LIBOR Determination Date with respect to such Interest Period, plus [__]%.

          "Class B Monthly Interest" is defined in Section 3.01(c).

          "Class B Note Initial Principal Balance" means $[   ].

          "Class B Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, MINUS (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

          "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

          "Class B Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

          "Class B Rate" means, with respect to an Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the related LIBOR Determination Date with respect to such Interest Period, plus [__]%.

          "Collateral Amount" means, with respect to the Series 200__ - __ Notes the amount calculated pursuant to Section 3.12(a). The initial Collateral Amount is $[__].

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          "Controlled Accumulation Amount" means (i) the Outstanding Dollar
Principal Amount as of the Accumulation Period Commencement Date, divided by
(ii) the Accumulation Period Length.

          "Controlled Deposit Amount" means, with respect to any Payment Date, the excess of (i) the Controlled Accumulation Amount plus portions of Controlled Accumulation Amounts, if any, that were to be deposited on a prior Payment Date but were not so deposited OVER (ii) any funds in the Excess Funding Account that are allocable to the Series 200__ - __ Notes and have not been deposited into the Principal Funding Account as of such Payment Date.

          "Defaulted Amount" is defined in the Transfer and Servicing Agreement.

          "Early Amortization Period" means the period from and including the date on which an Early Amortization Event occurs to but excluding the earlier of
(i) the Payment Date on which the Outstanding Dollar Principal Amount has been reduced to zero, (ii) the Legal Final Maturity Date and (iii) if such Early Amortization Period has commenced before the scheduled termination of the Revolving Period, the day on which the Revolving Period recommences pursuant to
Section 4.01.

          "Eligible Investments" is defined in the Transfer and Servicing Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Event of Default" is defined in Section 7.01 of the Indenture.

          "Fitch" means Fitch, Inc.

          "Indenture" means the Indenture, dated as of [__], between the Issuer and [__], as Indenture Trustee, as amended, restated and supplemented from time to time.

          "Insolvency Event' is defined in the Transfer and Servicing Agreement.

          "Interest Funding Account" means the Qualified Account designated as such and established pursuant to Section 5.01(a).

          "Interest Payment Date" means the [15th] day of each calendar month, or if such [15th] day is not a Business Day, the next succeeding Business Day. The initial Interest Payment Date is [__].

          "Interest Period" means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Closing Date) to but excluding such current Interest Payment Date.

          "Investor Charge-Off" means, with respect to any Payment Date, the aggregate amount, if any, by which the sum of (i) the Investor Default Amount and the Investor Uncovered Dilution Amount, if any, for the preceding Monthly Period exceeds the Series [___] Available

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Interest Amount for such Payment Date available after giving effect to clauses
(a), (b) and (c) of Section 3.01.

          "Investment Earnings" means, for any Distribution Date, all interest and earnings on Eligible Investments included in the Reserve Fund or the Principal Funding Account, as applicable (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.

          "Investor Default Amount" means, an amount equal to the product of (a) the Defaulted Amount TIMES (b) the Series 20__-__ Floating Allocating Percentage.

          "Investor Dilution Amount" is defined in the Transfer and Servicing Agreement.

          "Investor Uncovered Dilution Amount" means an amount equal to the product of (x) the Series 20__-__ Floating Allocating Percentage for the related Monthly Period, TIMES (y) the aggregate Investor Dilution Amount occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.09 of the Transfer and Servicing Agreement but has not been made[, PROVIDED that, if the Transferor Amount is greater than zero at the time the deposit referred to in CLAUSE (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero].

          "Legal Final Maturity Date" means the Payment Date in [_].

          "LIBOR" means, with respect to any Interest Period, the London interbank offered rate determined in accordance with Section 3.16.

          "LIBOR Business Day" means a day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

          "LIBOR Determination Date" means, with respect to any Interest Period, the second LIBOR Business Day prior to the commencement of such Interest Period.

          "Monthly Payment Rate" means, for a Collection Period, the percentage obtained by dividing Principal Collections for the related Collection Period by the Pool Balance on the first day of the related Collection Period.

          "Monthly Period" is defined in the Indenture; provided, however, that, with respect to this Indenture Supplement, the first Monthly Period is the period beginning on the close of business on the Closing Date and ending on and including [__]. The Monthly Period is the same as the Collection Period.

          "Monthly Servicing Fee" means 1/12 TIMES the result of (a) 1% TIMES
(b) the Collateral Amount and if greater, up to 1/12 of the amount of the Servicing Fee to be paid to the Successor Servicer.

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          "Moody's" means Moody's Investors Service, Inc.

          "Outstanding Dollar Principal Amount" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

          "Paying Agent" means, initially, the Indenture Trustee.

          "Payment Date" means, with respect to the Notes, any Principal Payment Date or any Interest Payment Date.

          "Principal Funding Account" means the Qualified Account designated as such and established pursuant to Section 5.01(a).

          "Principal Payment Date" means, the Scheduled Final Payment Date or, upon the acceleration of the Series 200__ - __ Notes following an Event of Default or the occurrence of an Early Amortization Event, each Interest Payment Date occurring after such acceleration or Early Amortization Event.

          "Rating Agency" means, with respect to the Series 200__ - __ Notes, each of Moody's, S&P and Fitch.

          "Receivables Sales Proceeds" means, with respect to the Series 200__ -
__ Notes, the proceeds of the sale of Receivables with respect to such series of Notes pursuant to Section 3.15. [Receivables Sales Proceeds do not constitute Available Principal Amounts.]

          "Receivables Sales Proceeds Deposit Amount" means, with respect to the Series 200__ - __ Notes in respect of which the Issuer has received Receivables Sales Proceeds, the amount of Receivables Sales Proceeds on deposit in the Principal Funding Account.

          "Record Date" means, with respect to any Payment Date, (i) if the Series 200__ - __ Notes are Global Notes, the day immediately preceding such Payment Date and (ii) if the Series 200__ - __ Notes are definitive Notes, the last day of the calendar month ending before such Payment Date.

          "Reference Banks" means four major banks engaged in transactions in the London interbank market, selected by the Calculation Agent for the purpose of determining LIBOR

          "Required Pool Percentage" means [__]%.

          "Reserve Fund" means the Qualified Account designated as such and established pursuant to Section 5.01(a).

          "Reserve Fund Available Amount" means, for any Payment Date, the lesser of (a) the amount on deposit in the Reserve Fund (other than Investment Earnings) on such date, but before giving effect to any deposit made or to be made to the Reserve Fund on such date) and (b) the Reserve Fund Required Amount.

          "Reserve Fund Required Amount" means an amount equal to (a) [ ]% of the Adjusted Outstanding Dollar Principal Amount after giving effect to any withdrawals from or deposits to the Reserve Fund on such Payment Date.

          "Revolving Period" means the period beginning at the close of business on the Series 200__ - __ Closing Date, and terminating at the earlier of (i) the close of business on the day immediately preceding the Accumulation Period Commencement Date and (ii) the close of business on the day immediately preceding the day on which an Early Amortization Period commences. The Revolving Period, however, may recommence upon the termination of an Early Amortization Period pursuant to Section 4.01.

          "Scheduled Final Payment Date" means the Payment Date in [__].

          "Series 200_-_" means the Series of Notes the terms of which are specified in this Indenture Supplement.

          "Series 200__ - __ Accounts" is defined in Section 5.01(a).

          "Series 200__ - __ Available Amount" means, with respect to any Payment Date, the sum of the Series 200__ - __ Available Interest Amount and the Series 200__ - __ Available Principal Amount, for such Payment Date.

          "Series 200__ - __ Available Interest Amount" means, with respect to any Payment Date, the sum of (a) the Available Interest Amount allocated to Series 200__ - __ pursuant to Section 5.01 of the Indenture and (b) any amounts to be treated as part of the Series 200__ - __ Available Interest Amount pursuant to Section 3.02(a) and 3.02(b).

          "Series 200__ - __ Available Interest Amount Shortfall" means, with respect to any Payment Date, the excess, if any, of (i) the aggregate amount required to be applied pursuant to Sections 3.01(a) through (f) for such Payment Date OVER (ii) the Series 200__ - __ Available Interest Amount (excluding amounts to be treated as part of the Series 200__ - __ Available Interest Amount pursuant to Section 3.17(a) for such Payment Date).

          "Series 200__ - __ Available Principal Amount" means, with respect to any Payment Date, the sum of (a) the Available Principal Amount allocated to Series 200__ - __ pursuant to Section 5.02 of the Indenture, (b) Series 200__ -
__ Excess Funding Amount and (c) any amounts to be treated as part of the Series 200__ - __ Available Principal Amount pursuant to Section 3.01(d) or 3.01(e).

          "Series 200__ - __ Available Principal Amount Shortfall" means, with respect to any Payment Date, the excess, if any, of (i) the aggregate amount required to be applied pursuant to Section 3.07 OVER (ii) the Series 200__ - __ Available Principal Amount (excluding amounts to be treated as part of the Series 200__ - __ Available Principal Amount pursuant to Section 3.18(a) for such Payment Date); provided, however, that the Issuer, when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series 200__ - __ Available Principal Amount Shortfall with evidence that the Rating Agency Condition has been satisfied with respect thereto.

          "Series 200__ - __ Available Subordinated Amount" or "Available Subordinated Amount" means the amount calculated pursuant to Section 3.12(b). The initial Series 200__ - __ Available Subordinated Amount is $[__].

          "Series 200__ - __ Closing Date" means [__].

          "Series 200__ - __ Collateral Amount Deficit" means the amount by which (x) the Adjusted Outstanding Dollar Principal Amount, exceeds (y) the Collateral Amount.

          "Series 200__ - __ Early Amortization Event" means the occurrence of any of the events specified in Section 12.01 of the Indenture and Section 4.01 of this Indenture Supplement.

          "Series 200_-_ Excess Funding Amount" means, as of any date, the product of: (a) the amount on deposit in the Excess Funding Account on that date; TIMES (b) the result of (i) the Series 200_-_ Security Amount; DIVIDED BY
(ii) the sum of the Series Security Amounts of all series issued by the Issuer that are being allocated a portion of the funds in the Excess Funding Account on that date.

          "Series 200__ - __ Floating Allocation Percentage" means, with respect to any Payment Date, the percentage equivalent, which shall never exceed 100%, of a fraction, the numerator of which is the Series 200__ - __ Security Amount as of the last day of the immediately preceding Collection Period and the denominator of which is the greater of (a) the Adjusted Pool Balance as of the close of business on the last day of the preceding Collection Period, and (b) the sum of the Series Security Amounts for all series of Notes (including Series 200__ - __ on that day).

          "Series 200__ - __ Incremental Subordinated Amount" on any Determination Date, will equal the product obtained by multiplying:

          (i) a fraction, the numerator of which is Series 200__ - __ the Security Amount (calculated without including the Series 200__ -
                __ Incremental Subordinated Amount), and the denominator of which is the greater of (1) the Pool Balance on the last day of the preceding Collection Period and (2) the sum of the amounts in the numerator for all series, BY

          (ii)  the excess, if any, of

                    (a) the sum of (x) the Dealer Overconcentration Amount, the
                Used Equipment Overconcentration Amount, the Rental Overconcentration Amount and (y) the aggregate amount of Ineligible Receivables and, without duplication, any other Receivables transferred to the Issuer that are not Eligible Receivables, as of the end of the preceding Collection Period, OVER

                    (b) the aggregate amount of Ineligible Receivables and,
                without duplication, any other Receivables transferred to the Issuer that are not Eligible Receivables, and Receivables in Accounts containing Dealer Overconcentrations, Used Equipment Overconcentration Amounts

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                or Rental Overconcentration Amounts, in each case that may be reassigned from the Issuer.

          "Series 200__ - __ Monthly Interest" is defined in Section 3.01(c).

          "Series 200__ - __ Monthly Principal" is defined in Section 3.07

          ["Series 200__ - __ Note Interest Rate" means, with respect to an Interest Period, a rate per annum equal to LIBOR, as determined by the Calculation Agent on the related LIBOR Determination Date with respect to such Interest Period, plus [__]%.]

          "Series 200__ - __ Noteholder" means a Person in whose name a Series 200__ - __ Note is registered in the Note Register or the bearer of any Series [___] Note in Bearer Note form (including a Global Note in bearer form), as the case may be.

          "Series 200__ - __ Notes" or "Notes" means a Class A Note or a Class B Note.

          "Series 200__ - __ Principal Allocation Percentage" for any Payment Date shall mean the percentage equivalent, which may never exceed 100%, of a fraction the numerator of which is the Series 200__ - __ Security Amount as of the last day of the immediately preceding Collection Period or, if the Accumulation Period or an Early Amortization Period has commenced, as of the last day of the Collection Period that preceded the commencement of the Accumulation Period or an Early Amortization Period, as applicable; and the denominator of which is the greater of (a) the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding Collection Period and (b) the sum of the series security amounts for all series of notes as of the last day of the immediately preceding Collection Period, except that for any series that is amortizing, repaying or accumulating principal, the series security amount of that series will be the series security amount as of the last day of the Collection Period that preceded the commencement of the amortization, repayment or accumulation, as applicable.

          "Series 200__ - __ Required Subordinated Amount" is equal to the greater of (a) zero and (b) the product of (1) the Series 200__ - __ Subordinated Percentage TIMES (2) the Collateral Amount, PLUS the Series 200__ -
__ Incremental Subordinated Amount.

          "Series 200__ - __ Security Amount" or "Security Amount" means, at the time of determination, the amount equal to the sum of (i) the Collateral Amount at such time PLUS (ii) the Series 200__ - __ Available Subordinated Amount at such time.

          "Series 200__ - __ Servicing Fee" means, with respect to any Payment Date, the pro rata portion of the Monthly Servicing Fee allocable to the Series 200__ - __ Notes based on the Series 200__-__Floating Allocation Percentage for such Payment Date.

          "Series 200__ -__ Stated Principal Amount" means $[____].

          "Series 200__ - __ Subordinated Percentage" equals [   ]%.

          "Series 200__ - __Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount is reduced to zero,

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(b) the Legal Final Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

          "Shared Excess Available Interest Amount" means, with respect to any Payment Date with respect to any series of Notes, either (i) the Series 200__ -
__ Available Interest Amount for such Payment Date available after application in accordance with Sections 3.01(a) through (g) or (ii) the amounts allocated to the Notes of other series that the applicable Indenture Supplements for such series specify are to be treated as "Shared Excess Available Interest Amount."

          "Shared Excess Available Principal Amount" means, with respect to any Payment Date and any series of Notes, either (i) the Series 200__ - __ Available Principal Amount for such Payment Date applied as Shared Excess Available Principal Amounts in accordance with Section 3.05 or (ii) the amounts allocated to the Notes of other series that the Indenture Supplements for such series specify are to be treated as "Shared Excess Available Principal Amounts."

          "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

          "Telerate Page 3750" means the display page so designated as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace that page on that service, or any other service that may be nominated as the information vendor, for the purpose of displaying London interbank offered rates of major banks for Dollar deposits).

          "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated as of [__], among CWRI, as transferor, Case Credit, as Servicer and the Issuer, as amended, restated and supplemented from time to time.

          Section 1.02 GOVERNING LAW. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 1.03 COUNTERPARTS. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 1.04 RATIFICATION OF INDENTURE. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                                   ARTICLE II

                           THE SERIES 200__ - __ NOTES

          Section 2.01   CREATION AND DESIGNATION.

          (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "CNH Wholesale Master Note Trust Asset Backed Notes Series [__]" or the "Series 200_ - _ Notes." The Series 200__ - __ Notes will be issued in two classes, known as the Series 200_ - _ Class A Floating Rate Asset-Backed Notes and the Series 200_ - _ Class B Floating Rate Asset-Backed Notes.

          (b) The Series 200__ - __ Notes shall not be subordinated to any other Series of Notes.

          Section 2.02   FORM OF DELIVERY; DEPOSITORY; DENOMINATIONS.

          (a) The Series 200__ - __ Notes, upon original issuance, shall be delivered in the form of Global Notes and Registered Notes as provided in Sections 2.02 and 3.01(g) of the Indenture, respectively.

          (b) The Depository for the Series 200__ - __ Notes shall be The Depository Trust Company, and the Series 200__ - __ Notes shall initially be registered in the name of Cede & Co., its nominee.

          (c) The Series 200__ - __ Notes will be issued in minimum denominations of $1,000 and integral multiples of that amount.

          Section 2.03 DELIVERY AND PAYMENT. The Issuer shall execute and deliver the Series 200__ - __ Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series 200__ - __ Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

                                   ARTICLE III

                       ALLOCATIONS, DEPOSITS AND PAYMENTS

          Section 3.01 ALLOCATIONS OF SERIES 200__ - __ AVAILABLE INTEREST AMOUNT. On each Payment Date, the Indenture Trustee will apply the Series 200__
- __ Available Interest Amount as follows:

          (a) first, an amount equal to the Series 200_-_ Servicing Fee, plus the amount of any Series 200_-_ Servicing Fee previously due but not distributed to the Servicer on a prior date, shall be distributed to the Servicer;

          (b) second, to deposit to the Interest Funding Account an amount equal to (i) the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Rate applicable to the

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related Interest Period, times (C) the Class A Note Principal Balance determined as of the Record Date preceding the related Payment Date (the "Class A Monthly Interest"), plus (ii) an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(b) as of prior Interest Periods over the aggregate amount of interest paid to the Class A Noteholders pursuant to this Section 3.01(b) in respect of such prior Interest Periods, together with interest at the Class A Rate on such delinquent amount, to the extent permitted by applicable law;

          (c) third, to deposit to the Interest Funding Account an amount equal to (i) the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Rate applicable to the related Interest Period, times
(C) the Class B Note Principal Balance determined as of the Record Date preceding the related Payment Date (the "Class B Monthly Interest" and collectively with the Class A Monthly Interest, the "Series 200__ - __ Monthly Interest"), plus (ii) an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(c) as of prior Interest Periods over the aggregate amount of interest paid to the Series 200__ - __ Noteholders pursuant to this Section 3.01(c) in respect of such prior Interest Periods, together with interest at the Class B Rate on such delinquent amount, to the extent permitted by applicable law;

          (d) fourth, to be treated as part of the Series 200__ - __ Available Principal Amount for application in accordance with Section 3.05 in an amount equal to (i) the Investor Default Amount, if any, (ii) the Investor Uncovered Dilution Amount, if any, and (iii) the Series 200__-__ Collateral Amount Deficit, if any, in each case for the preceding Monthly Period;

          (e) fifth, an amount up to the excess, if any, of the Reserve Fund Required Amount OVER the Reserve Fund Available Amount shall be deposited into the Reserve Fund;

          (f) sixth, to be treated as part of the Series [__] Available Principal Amount for application in accordance with Section 3.05 in an amount equal to the Available Subordinated Amount Deficit, if any; and

          (g) seventh, any Series 200_-_ Available Interest Amounts that remain after giving effect to Clauses 3.01(a) through (f) above and reimbursement of waived Series 200_-_ Servicing Fee, if any, to be treated as Shared Excess Available Interest Amount for application in accordance with Section 3.17;

          Section 3.02 AMOUNTS TO BE TREATED AS SERIES 200__ - __ AVAILABLE INTEREST AMOUNT; OTHER DEPOSITS TO THE INTEREST FUNDING ACCOUNT. The following deposits and payments will be made on the following dates:

          (a) Amounts to be Treated as Series 200__ - __ Available Interest Amount. In addition to the Available Interest Amount allocated to Series 200__ - __ pursuant to Section 5.01 of the Indenture, the following amounts shall be treated as part of the Series 200__ - __ Available Interest Amount for application in accordance with this Article III:

               (i) RESERVE FUND. If Series 200_-_ Available Interest Amounts are not sufficient to make the entire distributions required by Sections 3.01(a), 3.01(b) or 3.01(c) above, the Indenture Trustee will withdraw funds from the Reserve

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          Fund and apply those funds to complete such distributions. In addition, if Series 200_-_ is in an Early Amortization Period and if the Series 200_-_ Available Interest Amounts are not sufficient to make the entire distributions required by Section 3.01(d) above, the Indenture Trustee will withdraw funds from the Reserve Fund and apply those funds to complete the distributions under that clause.

               (ii) INVESTMENT EARNINGS. Any Investment Earnings with respect to the Principal Funding Account and the Reserve Fund for any Payment Date will be treated as part of the Series 200__ - __ Available Interest Amount for such Payment Date.

               (iii) SHARED EXCESS AVAILABLE INTEREST AMOUNT. Any Shared Excess Available Interest Amount allocable to Series 200__ - __ will be treated as part of the Series 200__ - __ Available Interest Amount pursuant to Section 3.17(a).

               (iv) REALLOCATED YIELD AMOUNTS. Any Reallocated Yield Amounts allocable to Series 200_-_ will be treated as part of the Series 200__
          - __ Available Interest Amount pursuant to Section 3.17(a).

          (b) Receivables Sales Proceeds. Receivables Sales Proceeds received by the Issuer pursuant to Section 3.15(c)(ii) for the Series 200__ - __ Notes will be deposited into the Interest Funding Account on the date of receipt by the Issuer.

          Section 3.03 ALLOCATIONS OF REDUCTIONS FROM INVESTOR CHARGE-OFFS TO THE AVAILABLE SUBORDINATED AMOUNT AND THE COLLATERAL AMOUNT. On each Payment Date when there is an Investor Charge-Off with respect to the related Monthly Period, such Investor Charge-Off will be allocated on that date to the Available Subordinated Amount and the Collateral Amount as set forth in this Section 3.03.

          (a) First, the amount of such Investor Charge-Off will be allocated to the Available Subordinated Amount in an amount equal to lesser of (i) such Investor Charge-Off and (ii) the Available Subordinated Amount (computed prior to giving effect to such Investor Charge-Off and any reallocation of Series 200__ - __ Available Principal Amount on such date). In such case, the Available Subordinated Amount will be reduced by an amount equal to the portion of such Investor Charge-Off Amount that is allocated to the Available Subordinated Amount pursuant to this clause (a); provided, however, that no such allocation will reduce the Available Subordinated Amount below zero.

          (b) Second, the amount of such Investor Charge-Off remaining after giving effect to clause (a) above will be allocated to the Series 200__ - __ Notes in an amount equal to the lesser of (i) the excess, if any, of the Investor Charge-Off for such Monthly Period over the amount of the reduction of the Available Subordinated Amount pursuant to clause (a) above and (ii) the Collateral Amount (computed prior to giving effect to such reduction and any reallocations of Series 200__ - __ Available Principal Amounts on such date). In such case, the Collateral Amount will be reduced by an amount equal to the portion of such Investor Charge-

                                       13
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Off that is allocated to the Series 200__ - __ Notes pursuant to this clause
(b); provided, however, that no such allocation will reduce the Collateral Amount below zero.

          Section 3.04 ALLOCATIONS OF REIMBURSEMENTS OF THE COLLATERAL AMOUNT DEFICIT AND THE AVAILABLE SUBORDINATED AMOUNT DEFICIT. If, as of any Payment Date, there is any Series 200__ - __ Available Interest Amount available pursuant to Section 3.01(d) or (f) to reimburse any Series 200__ - __ Collateral Amount Deficit or Available Subordinated Amount Deficit as of such Payment Date, such funds will be allocated as follows:

          (a) first, to the Collateral Amount, but in no event will the Collateral Amount be increased above the Adjusted Outstanding Dollar Principal Amount of the Series 200__ - __ Notes; and

          (b) second, to the Available Subordinated Amount, but in no event will the Available Subordinated Amount be increased above the Available Subordinated Amount calculated as if there had been no reduction of the Available Subordinated Amount pursuant to Section 3.03 or 3.06.

          Section 3.05 DEPOSITS OF PRINCIPAL COLLECTIONS TO THE COLLECTION ACCOUNT DURING THE REVOLVING PERIOD; APPLICATION OF SERIES 200__ - __ AVAILABLE PRINCIPAL AMOUNTS.

          If on any day during the Revolving Period no other Series is then amortizing, repaying or accumulating principal and the Adjusted Pool Balance is not less than the Required Pool Balance on such day and the Transferor Amount is not less than the Trust Available Subordinated Amount on such day. Servicer will distribute directly to the Transferor on each date of deposit the Series 200 - Noteholder's share of Principal Collections.

          On each Payment Date, the Indenture Trustee will apply the Series 200__ - __ Available Principal Amount as follows:

          (a) first, if, after giving effect to deposits to be made with respect to such Payment Date pursuant to Sections 3.01(a) and 3.01(b), the Servicer has not received all amounts due under Section 3.01(a) or the Class A Notes have not received the full amount targeted to be deposited pursuant to
Section 3.01(b) with respect to that Payment Date, then the Series 200__ - __ Available Principal Amount will be paid to the Servicer and allocated to the Interest Funding Account and applied in the order of priority set forth in
Section 3.01 in an amount equal to the lesser of the following amounts:

               (i) the amount of the deficiency of amounts due and payable to the Servicer under Section 3.01(a) and the amount of the deficiency in such targeted amount to be deposited into the Interest Funding Account pursuant to Section 3.01(b); and

               (ii) the Series 200_-_ Security Amount, less the Class A Note Principal Balance (determined after giving effect to the application of the Investor Charge-Off pursuant to Section 3.03);

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

          (b) second, if, after giving effect to deposits to be made with respect to such Payment Date pursuant to Section 3.01(c), the Class B Notes have not received the full amount targeted to be deposited pursuant to Section 3.01(c) with respect to that Payment Date, then the Series 200__ - __ Available Principal Amount will be allocated to the Interest Funding Account in an amount equal to the lesser of the following amounts:

               (i) the amount of the deficiency in such targeted amount to be deposited into the Interest Funding Account; and

               (ii) the Series 200_-_ Available Subordinated Amount (determined after giving effect to the application of the Investor Charge-Off pursuant to Section 3.03);

          (c) third, if Series 200_-_ is in its Accumulation Period, the Indenture Trustee will deposit the Controlled Deposit Amount, to the extent of any remaining Series 200_-_ Available Principal Amounts, into the Principal Funding Account;

          (d) fourth, if Series 200_-_ is in an Early Amortization Period, the Indenture Trustee will deposit any remaining Series 200_-_ Available Principal Amounts into the Principal Funding Account for payment to the Series 200_-_ Noteholders in an amount up to the Collateral Amount of the Series 200_-_ Notes, to the extent of the Series 200_-_ Security Amount (determined after giving effect to the application of the Investor Charge-Off pursuant to Section 3.03) and Section 3.01(a) above;

          (e) fifth, the Indenture Trustee will make a deposit into the Reserve Fund to the extent that the Reserve Fund Available Amount is less than the Reserve Fund Required Amount after giving effect to any deposits made from the Series 200_-_ Available Interest Amount to the Reserve Fund for that Payment Date, but only to the extent that the Available Subordinated Amount exceeds zero prior to such deposit; and

          (f) sixth, if, any remaining Series 200_-_ Available Principal Amount (after giving effect to clauses (a) through (e) above) will be treated as Shared Excess Available Principal Amounts.

          Section 3.06 COMPUTATION OF REDUCTIONS TO THE COLLATERAL AMOUNT AND THE AVAILABLE SUBORDINATED AMOUNT FROM REALLOCATIONS OF SERIES 200__ - __ AVAILABLE PRINCIPAL AMOUNTS.

          (a) Each reallocation of a portion of the Series 200__ - __ Available Principal Amounts that is deposited to the Interest Funding Account pursuant to
Section 3.05(a) and 3.05(b) will reduce the Available Subordinated Amount; provided, however, that such reduction shall not exceed the Available Subordinated Amount (after giving effect to any reductions pursuant to Section
3.03 for Investor Charge-Offs).

          (b) Each reallocation of a portion of the Series 200__ - __ Available Principal Amounts that is deposited to the Interest Funding Account pursuant to
Section 3.05(a) and 3.05(b) in excess of the amounts applied pursuant to clause
(a) above that reduce the Available Subordinated Amount to zero will reduce the Collateral Amount; provided, however, that the amount of such reduction shall not exceed the Collateral Amount (after giving effect to any reductions pursuant to Section 3.03 for Investor Charge-Offs).

          Section 3.07 TARGETED DEPOSITS OF SERIES 200__ - __ AVAILABLE PRINCIPAL AMOUNTS TO THE PRINCIPAL FUNDING ACCOUNT. The Series 200__ - __ Available Principal Amount that is targeted to be deposited into the Principal Funding Account with respect to any Payment Date will be (i) the amount determined pursuant to clause (a) or (b) below for such Payment Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any targeted deposit pursuant to clause (i) for any prior Payment Date to the extent not previously deposited, but in no case more than the Collateral Amount (computed immediately before giving effect to such deposit but after giving effect to any reductions thereof due to any Investor Charge-Offs and Investor Uncovered Dilution Amounts and any reallocations of the Series 200__ - __ Available Principal Amounts on such date, such amount that is targeted to be deposited into the Principal Funding Account with respect to any Payment date, "Series 200__ - __ Monthly Principal").

          (a) BUDGETED DEPOSITS. Subject to Section 3.07(b), with respect to each Principal Payment Date, beginning with the Accumulation Period Commencement Date, the targeted deposit to be made into the Principal Funding Account will be the Controlled Deposit Amount for the related Payment Date.

          (b) EVENT OF DEFAULT, EARLY AMORTIZATION EVENT, OTHER OPTIONAL OR MANDATORY REDEMPTION. If the Series 200__ - __ Notes have been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Amortization Event with respect to the Series 200__ - __ Notes occurs during a Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of the Series 200__ - __ Notes, the targeted deposit for the Series 200__ - __ Notes with respect to the Payment Date following such Monthly Period and each following Payment Date is equal to the Collateral Amount as of the close of business on the last day of the preceding Monthly Period (taking into effect any reallocations on the following Payment Date), for payment, first, to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full and, second, to the Class B Noteholders on the related Payment Date until the Class B Note Principal Balance has been paid in full.

          Section 3.08 AMOUNTS TO BE TREATED AS SERIES 200__ - __ AVAILABLE PRINCIPAL AMOUNTS; OTHER DEPOSITS TO PRINCIPAL FUNDING ACCOUNT. The following deposits and payments will be made on the following dates:

          (a) AMOUNTS TO BE TREATED AS SERIES 200__ - __ AVAILABLE PRINCIPAL AMOUNTS. In addition to the Available Principal Amounts allocated to the Series 200__ - __ Notes pursuant to Section 5.02 of the Indenture, any portion of the Series 200__ - __ Available Interest Amount that is allocated pursuant to
Section 3.01(d) or 3.01(e) shall be treated as part of the Series 200__ - __ Available Principal Amounts for application in accordance with Section 3.05.

          (b) RECEIVABLES SALE PROCEEDS. Receivables Sales Proceeds applied pursuant to Section 3.15(c)(i) for the Series 200__ - __ Notes will be deposited into the Principal Funding Account on the date of receipt by the Indenture Trustee.

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          (c)  WITHDRAWALS FROM EXCESS FUNDING ACCOUNT. Any withdrawal from the
Excess Funding Account pursuant to Section 4.02(d) of the Indenture that is allocable to Series 200__ - __ will be deposited into the Principal Funding Account on the date of receipt by the Indenture Trustee.

          Section 3.09 WITHDRAWALS FROM INTEREST FUNDING ACCOUNT. Withdrawals made pursuant to this Section 3.09 with respect to the Series 200__ - __ Notes will be made from the Interest Funding Account only after all allocations and reallocations have been made pursuant to Sections 3.01 and 3.05. Such withdrawals will be limited to the amount then on deposit in the Interest Funding Account.

          (a) WITHDRAWALS FOR SERIES 200__ - __ NOTES. On each Interest Payment Date, any amount on deposit in the Interest Funding Account for the Series 200__
- __ Notes shall be paid to the Paying Agent.

          (b)  PAYMENT TO THE ISSUER. After payment in full of the Series 200__
- __ Notes, any amount remaining on deposit in the Interest Funding Account will be paid to the Issuer.

          Section 3.10 WITHDRAWALS FROM PRINCIPAL FUNDING ACCOUNT. Withdrawals made pursuant to this Section 3.10 with respect to the Series 200__ - __ Notes will be made from the Principal Funding Account only after all allocations and reallocations have been made pursuant to Section 3.05. In no event will the amount of the withdrawal be more than the amount then on deposit in the Principal Funding Account.

          (a) WITHDRAWALS FOR THE SERIES 200__ - __ NOTES. On each Principal Payment Date, any amount on deposit in the Principal Funding Account shall be paid to the Paying Agent.

          (b)  PAYMENT TO THE ISSUER. Upon payment in full of the Series 200__ -
__ Notes, any remaining amount on deposit in the Principal Funding Account will be paid to the Issuer.

          Section 3.11 LIMIT ON REPAYMENT OF THE SERIES 200__ - __ NOTES. No amounts on deposit in the Principal Funding Account will be applied to pay principal of the Series 200__ - __ Notes in excess of the Outstanding Dollar Principal Amount.

          Section 3.12 CALCULATION OF COLLATERAL AMOUNT OF SERIES 200__ - __ NOTES AND AVAILABLE SUBORDINATED AMOUNT.

          (a) On or prior to each Payment Date the Issuer shall calculate the Collateral Amount, which shall be the following amount:

               (i) as of the Closing Date, the Initial Outstanding Dollar Principal Amount of the Series 200__ - __ Notes; and

               (ii)  thereafter, an amount equal to, without duplication:

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

                    (A) the Collateral Amount immediately after the prior date of determination; plus

                    (B) the share of all reimbursements of the Collateral Amount Deficit pursuant to Section 3.01(d) that is allocated to the Collateral Amount pursuant to Section 3.04(a) since the prior date of determination; minus

                    (C) the share of all reallocations of the Series 200__ - __ Available Principal Amount pursuant to Section 3.05(a) and 3.05(b) that is allocated to the Collateral Amount pursuant to
               Section 3.06(b) since the prior date of determination; minus

                    (D) the amount of the reduction of the Collateral Amount of the Series 200__ - __ Notes resulting from an allocation of an Investor Charge-Off pursuant to Section 3.03(b) since the prior date of determination; minus

                    (E) the amount (other than Investment Earnings) deposited in the Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Collateral Amount may never be less than zero,
(2) the Collateral Amount may never be greater than the Adjusted Outstanding Dollar Principal Amount of the Series 200__ - __ Notes and (3) if the Holders of the Series 200__ - __ Notes have caused a sale of Receivables pursuant to
Section 3.15, then the Collateral Amount of Series 200__ - __ Notes the Series 200__ - __ will be zero.

          (b) On or prior to each Payment Date the Issuer shall calculate the Available Subordinated Amount, which shall be the following amount:

               (i) as of the Closing Date, the initial Available Subordinated Amount; and

               (ii) thereafter, an amount equal to, without duplication, the lower of:

          (x) the Series 200_-_ Required Subordinated Amount on that Determination Date; and

          (y)  an amount equal to:

                    (A) the Available Subordinated Amount for the prior Payment Date; plus

                    (B) the share of all reimbursements of the Available Subordinated Amount Deficit pursuant to Section 3.01(e) that is allocated

                                       18
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               to the Available Subordinated Amount pursuant to Section 3.04(b)
               since the prior date of determination; MINUS

                    (C) the share of all reallocations of the Series [__] Available Principal Amount pursuant to Section 3.05(a) and (b) that is allocated to the Overcollateralization Amount pursuant to
               Section 3.06(a) since the prior date of determination; MINUS

                    (D) the amount of the reduction of the Available Subordinated Amount resulting from an allocation of Investor Charge-Offs pursuant to Section 3.03(a) since the prior date of determination; MINUS

                    (E) the Series 20_-_ Incremental Subordinated Amount for the prior Payment Date; plus;

                    (F) the Series 200_-_ Incremental Subordinated Amount for the current Payment Date; plus

                    (G) any increases made by the Transferor pursuant to the following paragraph.

provided, however, that the Available Subordinated Amount shall never be less than zero and, after the Outstanding Dollar Principal Amount has been reduced to zero, the Available Subordinated Amount shall be zero; provided further, that the Issuer shall have the right to increase the Available Subordinated Amount so long as the aggregate amount of such increases does not exceed ___% of the Series 200_-_ Stated Principal Amount.

          Section 3.13 NETTING OF DEPOSITS AND PAYMENTS. The Issuer, in its sole discretion, may make all deposits to the Interest Funding Account and the Principal Funding Account pursuant to Sections 3.01 and 3.07 with respect to any Payment Date net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07 and (b) all payments to the Issuer pursuant to
Section 3.05.

          Section 3.14   PAYMENTS TO NOTEHOLDERS.

          (a) All payments of principal, interest or other amounts to Holders of the Series 200__ - __ Notes will be made pro rata based on the Outstanding Dollar Principal Amount of their Series 200__ - __ Notes.

          (b) Any installment of interest or principal, if any, payable on any Series 200__ - __ Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Series 200__ - __ Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that (i) with respect to Series 200__ - __ Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and (ii) with regard to any payments of interest or principal made pursuant to Section 3.09(b) or 3.10(b), respectively, payment shall be made by wire transfer in immediately available funds to the account designated by the Issuer.

          (c) The right of the Series 200__ - __ Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Series 200__ - __ Termination Date.

          Section 3.15   SALE OF RECEIVABLES FOR ACCELERATED NOTES.

               (i) If the Series 200__ - __ Notes have been accelerated pursuant to Section 7.02 of the Indenture following an Event of Default, each Holder of a Series 200__ - __ Note may notify the Indenture Trustee that it desires to cause the Issuer to sell Principal Receivables and the related Non-Principal Receivables, in the amount described below. The sale can only occur if at least one of the following conditions is met:

                    (A) the Holders of Series 200__ - __ Notes evidencing at least 90% of the Outstanding Dollar Principal Amount of the Series 200__ - __ Notes have notified the Indenture Trustee that they desire to cause the Issuer to sell Principal Receivables and the related Non-Principal Receivables in respect of their Series 200__ - __ Notes; or

                    (B) the Majority Holders of the Series 200__ - __ Notes have notified the Indenture Trustee that they desire to cause the Issuer to sell Principal Receivables and Non-Principal Receivables in respect of their Series 200__ - __ Notes and the net proceeds of the sale of Receivables pursuant to such sale (as described below) plus amounts on deposit in the Principal Funding Account would be sufficient to pay all amounts due on the Series 200__ - __ Notes; or

                    (C) (1) the Indenture Trustee determines that the funds to be allocated to the Series 200__ - __ Notes, including (x) Series 200__ - __ Available Interest Amount and Series 200__ - __ Available Principal Amounts and (y) amounts on deposit in the Principal Funding Account, may not be sufficient on an ongoing basis to make payments on the Series 200__ - __ Notes as those payments would have become due if the obligations had not been declared due and payable and (2) Holders of Series 200__ - __ Notes evidencing at least 66 2/3% of the Outstanding Dollar Principal Amount of the Series 200__ - __ Notes have notified the Indenture Trustee that they desire to cause the Issuer to sell Principal Receivables and Non-Principal Receivables in respect of their Series 200__ - __ Notes.

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

If any of the conditions as provided in the preceding paragraph are met, the Issuer will sell Principal Receivables and the related Non-Principal Receivables on behalf of Holders of all Series 200__ - __ Notes, whether or not they have actually requested that the Issuer sell Principal Receivables and the related Non-Principal Receivables. If any of the conditions of the preceding paragraph are met, the Indenture Trustee shall cause the Issuer to sell Principal Receivables and the related Non-Principal Receivables (or interests therein) in an amount not exceeding the Series 200 __ - __ Security Amount and the proceeds of that sale, but only up to the Collateral Amount will be available to pay the Outstanding Dollar Principal Amount [plus any past due interest on the Series 200__ - __ Notes], PROVIDED THAT the selection procedure used to determine which Principal Receivables are to be sold shall not be materially adverse to any other Series of Notes. The proceeds of such sale shall be applied in accordance with Section 7.06 of the Indenture. The Holders of the Series 200__ - __ Notes shall maintain their rights in their Series 200__ - __ Notes until such Holders present their Series 200__ - __ Notes to the Issuer in accordance with Section
7.06 of the Indenture.

          (b) If the Collateral Amount is greater than zero on the Legal Final Maturity Date (after giving effect to deposits and distributions otherwise to be made on the Legal Final Maturity Date), the Issuer will sell Principal Receivables and the related Non-Principal Receivables on the Legal Final Maturity Date in an amount up to the Collateral Amount plus any past due interest on the Series 200__ - __ Notes.

          (c) Sales proceeds received with respect to the Series 200__ - __ Notes pursuant to clause (b) above will be allocated in the following priority:

               (i) first, to be deposited in the Principal Funding Account, an amount up to the Collateral Amount of the Series 200__ - __ Notes immediately before giving effect to such deposit, for payment, first, to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full and, second, to the Class B Noteholders on the related Payment Date until the Class B Note Principal Balance has been paid in full; and

               (ii) second, to be deposited in the Interest Funding Account, the balance of such sales proceeds.

          (d) Any amount remaining on deposit in the Interest Funding Account after a sale of Receivables pursuant to this Section 3.15 and the final payment of the Series 200__ - __ Notes pursuant to Section 5.03 of the Indenture, will be treated as part of the Series 200__ - __ Available Interest Amount.

          Section 3.16   CALCULATION AGENT; DETERMINATION OF LIBOR.

          (a)  The Issuer hereby agrees that for so long as any Series 200__ -
__ Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the "Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to promptly determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed and having accepted such appointment.

          (b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR to equal the offered rate for Unites States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the Interest Period. If that rate appears on Telerate Page 3750, LIBOR will be that rate. If on any LIBOR Determination Date the offered rate does not appear on Telerate page 3750, the Calculation Agent will request each of the Reference Banks, to provide the Calculation Agent with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on the date. If at least two Reference Banks provide the Calculation Agent with the offered quotations, LIBOR on that date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all the quotations. If on that date fewer than two Reference Banks provide the Calculation Agent with the offered quotations, LIBOR on that date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on that date to leading European banks for United States dollar deposits for one month. If, however, those banks are not quoting as described above, LIBOR for that date will be LIBOR applicable to the Interest Period.

          (c) The Series 200__ - __ Note Interest Rate, applicable to the then current and the immediately preceding Interest Periods, may be obtained by telephoning the Indenture Trustee at its Corporate Trust Office at (212) [ ] or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 200__ - __ Noteholder from time to time.

          (d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee, by facsimile transmission, notification of LIBOR for the following Interest Period.

          Section 3.17   EXCESS AVAILABLE INTEREST AMOUNT SHARING.

          (a) The Shared Excess Available Interest Amount allocable to Series 200__ - __ on any Payment Date shall be treated as part of the Series 200__ - __ Available Interest Amount for such Payment Date.

          (b) The Shared Excess Available Interest Amount allocable to Series 200__ - __ with respect to any Payment Date shall mean an amount equal to the Series 200__ - __ Available Interest Amount Shortfall, if any, for such Payment Date; PROVIDED, HOWEVER, that if the aggregate amount of Shared Excess Available Interest Amount for all series of Notes for such Payment Date is less than the Aggregate Series Available Interest Amount Shortfall for such Payment Date, then the Shared Excess Available Interest Amount allocable to Series 200__ - __ on such Payment Date shall equal the product of (i) Shared Excess Available Interest Amount for all series of Notes and (ii) a fraction, the numerator of which is the Series Available Interest Amount Shortfall with respect to Series 200__ - __ for such Payment Date and the denominator of which is the aggregate amount of Aggregate Series Available Interest Amount Shortfall for all series of Notes for such Payment Date.

          (c) Any Shared Excess Available Interest Amount that are not required to be applied to make a payment or deposit in respect of a series of Notes shall be paid to the Issuer.

          Section 3.18   EXCESS AVAILABLE PRINCIPAL AMOUNTS SHARING.

          (a) The Shared Excess Available Principal Amount allocable to Series 200__ - __ on any Payment Date shall be treated as Series 200__ - __ Available Principal Amounts for such Payment Date.

          (b) The Shared Excess Available Principal Amount allocable to Series 200__ - __ with respect to any Payment Date shall mean an amount equal to the Series Available Principal Amount Shortfall, if any, with respect to Series 200__ - __ for such Payment Date; PROVIDED, HOWEVER, that if the aggregate amount of Shared Excess Available Principal Amounts for all series of Notes for such Payment Date is less than the Aggregate Series Available Principal Amounts Shortfall for such Payment Date, then Shared Excess Available Principal Amounts allocable to Series 200__ - __ on such Payment Date shall equal the product of
(i) Shared Excess Available Principal Amounts for all series of Notes and (ii) a fraction, the numerator of which is the Series Available Principal Amounts Shortfall with respect to Series 200__ - __ for such Payment Date and the denominator of which is the aggregate amount of Aggregate Series Available Principal Amounts Shortfall for all series of Notes for such Payment Date.

          (c) Any Shared Excess Available Principal Amounts not required to be applied to make a payment or deposit in respect of a series of Notes shall be deposited into the Excess Funding Account to the extent that the Adjusted Pool Balance is less than the Required Pool Balance or the Transferor Amount is less than the Trust Available Subordinated Amount and any amount remaining thereafter paid to the Issuer shall be applied as Excess Available Principal Amounts pursuant to the Indenture.

          Section 3.19   COMPUTATION OF INTEREST.

          (a) Interest on the Series 200__ - __ Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed in the related Interest Period.

          (b) Unless otherwise specified in this Indenture Supplement, interest for any period will be calculated from and including the first day of such period to but excluding the last day of such period.

          Section 3.20   VARIABLE ACCUMULATION PERIOD.

          The Servicer may elect, by written notice to the Indenture Trustee, to delay, from time to time, the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to the conditions set forth in this Section 3.20; provided, however, that the Accumulation Period shall commence no later than the first day of the Monthly Period ending immediately prior to the Scheduled Final Payment Date. Any such election by the Servicer shall be made not later than the first day of the last scheduled Monthly Period of the Revolving Period (including any prior extension of the Revolving Period pursuant to this Section 3.20). The Issuer or the Servicer may make such election only if the following conditions are satisfied:

               (i) the Servicer shall have delivered to the Indenture Trustee a certificate to the effect that the Servicer reasonably believes that the delay in the commencement of the Accumulation Period would not result in the Outstanding Dollar Principal Amount of the Series 200__
          - __ Notes not being paid in full on the Scheduled Final Payment Date;

               (ii) the Rating Agencies shall have advised the Issuer that such election to delay the commencement of the Accumulation Period would not cause the rating of any class of any series of Notes then outstanding to be lowered or withdrawn; and

               (iii) the amount to be deposited in the Principal Funding Account in respect of Controlled Accumulation Amount shall have been adjusted.

Notwithstanding anything herein or in the Indenture to the contrary, the Administrator may, on behalf of the Issuer, (i) perform all such calculations as are necessary to determine whether the Accumulation Period may be delayed pursuant to this Section 3.20 and (ii) elect to delay the Accumulation Period pursuant to this Section 3.20.

          Section 3.21 PAYMENT INSTRUCTIONS AND MONTHLY NOTEHOLDERS' REPORT. Notwithstanding anything in the Indenture or herein to the contrary, the Issuer may amend the form of Payment Instruction for the Series 200__ - __ Notes and the Series 200__ - __ Schedule to Monthly Noteholders' Statement from time to time without the consent of the Indenture Trustee or any Noteholder with evidence that the Rating Agency Condition has been satisfied with respect thereto.

                                   ARTICLE IV

                           EARLY AMORTIZATION OF NOTES

          Section 4.01 EARLY AMORTIZATION EVENTS. In addition to the events identified as Early Amortization Events in Section 12.01 of the Indenture, each of the following events will also be an Early Amortization Event with respect to the Series 200__ - __ Notes:

                    (1) failure on the part of the Transferor, the Servicer or an Originator, as applicable, (i) to make any payment or deposit (including any Transfer Deposit Amount or Adjustment Payment) required by the terms of the Transfer and Servicing Agreement or the Receivables

                         Purchase Agreement on or before the date occurring two Business Days after the date such payment or deposit is required to be made therein, or (ii) with respect to any Series, to deliver a Payment Date Statement within five Business Days of the day such item is due to be delivered under the Transfer and Servicing Agreement, or (iii) to comply with its agreement not to create any lien on a Receivable, or (iv) duly to observe or perform in any material respect any other covenants or agreements of the Transferor or the Servicer, as the case may be, set forth in the Transfer and Servicing Agreement or the Receivables Purchase Agreement, which failure in the case of this clause (iv) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee or any Enhancement Provider;

                    (2) any representation or warranty made by an Originator in the Receivables Purchase Agreement or by the Transferor in the Transfer and Servicing Agreement or any information contained in a computer file or microfiche or written list required to be delivered by the Transferor pursuant to Section 2.01, 2.05, 2.07 or 2.08 of the Transfer and Servicing Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, and shall continue to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee and (ii) as a result of such incorrectness the interests of the Noteholders are materially and adversely affected; provided, however, that an Early Amortization Event shall not be deemed to have occurred under this paragraph if the Transferor has repurchased the related Receivable or all such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

                    (3) the occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.

                    (4) a failure by the Transferor to convey Receivables in Additional Accounts to the Issuer within five Business Days after the day on which it is required to convey such Receivables pursuant to the Transfer and Servicing Agreement;

                    (5) on any Payment Date, the Available Subordinated Amount for such Payment Date is reduced to an amount less than the Required Subordinated Amount (as calculated without giving effect to any reductions or reinstatements, except for reductions due to deposits to the Principal Funding Account) on that Payment Date after giving effect to the distributions to be made on such Payment Date; provided that, for the purpose of determining whether an Early Amortization Event has occurred pursuant to this clause (5), any reduction of the Available Subordinated Amount resulting from reallocations of the Series 200__ - __ Available Principal Amounts to pay interest on the Series 200__ -
                         __ Notes in the event LIBOR is equal to or greater than the prime rate upon which interest on the Receivables is calculated on the applicable LIBOR Determination Date will be considered an Early Amortization Event only if LIBOR remains equal to or greater than such prime rate for the next 30 consecutive days following such LIBOR Determination Date ;

                    (6)  any Servicer Default occurs;

                    (7) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than [__] %;

                    (8) the Outstanding Dollar Principal Amount is not repaid by the Scheduled Final Payment Date;

                    (9) the Issuer becomes an "investment company" within the meaning of the Investment Company Act;

                    (10) the occurrence of an Event of Default and acceleration with respect of the Series 200__ - __ Notes; and

                    (11) the balance in the Excess Funding Account is great than
                         [ ]% of the Adjusted Pool Balance for any three consecutive Collection Periods.

          Notwithstanding the foregoing in this Section 4.01, in the case of any event described in clause (1), (2) or (6) above, an Early Amortization Event with respect to Series 200__ - __ will be deemed to have occurred only if, after the applicable grace period described in such clause, if any, either the Indenture Trustee or Series 200__ - __ Noteholders holding Series 200__ - __ Notes evidencing more than 50% of the Outstanding Dollar Principal Amount of the Series 200__ - __ Notes by written notice to the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee, if given by Series 200__ - __ Noteholders, declare that an Early Amortization Event with respect to the Series 200__ - __ Notes has occurred as of the date of that notice. In the case of any Early Amortization Event described in Section 12.01(a) or (b) of the Indenture or any event described in clause (3), (4), (5), (7), (8), (9), (10) or (11)
above, an Early Amortization Event with respect to the Series 200__ - __ Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 200__ - __ Noteholders immediately upon the occurrence of such event.

          Notwithstanding the foregoing in this Section 4.01, if (x) an Early Amortization Period results from the failure by the Transferor to convey Receivables in Additional Accounts to the Issuer, as described in clause (4) above during the Revolving Period, (y) no other Early Amortization Event that has not been cured or waived in accordance with the Indenture has occurred [and (z) with evidence that the Rating Agency Condition has been satisfied with respect thereto], then the Early Amortization Period resulting from such failure will terminate and the Revolving Period will recommence as of the end of the first Collection Period during which the Transferor would no longer be required to convey Receivables in Additional Accounts to the Issuer; provided that the Revolving Period will not recommence if the scheduled termination date of the Revolving Period has occurred.

          Notwithstanding the foregoing in this Section 4.01, if an Early Amortization Event (other than the Early Amortization Event specified in clause
(3) above and any of the Early Amortization Events specified in Section 12.01(a) of the Indenture) has occurred and the scheduled termination of the Revolving Period has not occurred, the Indenture Trustee shall request from S&P's a confirmation that such Early Amortization Event will not cause a Ratings Effect. If the Indenture Trustee receives such confirmation and the Holders of the Series 200_-_ Notes evidencing more than 50% of the Outstanding Dollar Principal Amount of the Series 200_-_ Notes consent to the recommencement of the Revolving Period, the related Early Amortization Period shall terminate and the Revolving Period shall recommence.

                                    ARTICLE V

                            ACCOUNTS AND INVESTMENTS

          Section 5.01   ACCOUNTS.

          (a) ACCOUNTS; DEPOSITS TO AND DISTRIBUTIONS FROM ACCOUNTS. On or before the Issuance Date, the Indenture Trustee will cause to be established and maintained the Qualified Accounts denominated as follows: the "Interest Funding Account", the "Principal Funding Account" and the "Reserve Fund" (collectively, the "Series 200__ - __ Accounts") in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 200__ - __ Noteholders. The Series 200__ - __ Accounts constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 200__ - __ Noteholders. If, at any time, the institution holding any Series 200__ - __ Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new applicable Series 200__ - __ Account, that is a Qualified Account and shall transfer any cash and/or investments to such new Series 200__ - __ Account. From the date such new Series 200__ - __ Account is established, it will be a Series 200__ - __ Account, bearing the name of the Series 200__ - __ Account it has replaced.

          (b) TIMING OF PAYMENTS; RESERVE FUND. All payments to be made from time to time by the Indenture Trustee to Series 200__ - __ Noteholders out of funds in the Series 200__ - __ Accounts pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Interest Payment Date or Principal Payment Date but only to the extent of funds in the applicable Account or as otherwise provided in Article III. Any amounts that are on deposit in the Reserve Fund when the Reserve Fund Required Amount is $0 shall be distributed to the holders of the Transferor Interest.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                                 CNH WHOLESALE MASTER NOTE TRUST,

                                 By: The Bank of New York, not in its individual
                                     capacity, but solely as Owner Trustee


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 JPMORGAN CHASE BANK, as Indenture Trustee and not in its individual capacity

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 Acknowledged and Accepted:

                                 CASE CREDIT CORPORATION,
                                    a servicer

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                            INDENTURE SUPPLEMENT
                                                                     EXHIBIT A-1

          [FORM OF] SERIES [___]CLASS A FLOATING RATE ASSET-BACKED NOTE

         UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS CLASS A NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR CNH WHOLESALE RECEIVABLES INC., OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER OR CNH WHOLESALE RECEIVABLES INC. OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS CLASS A NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS CLASS A NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

         THE HOLDER OF THIS CLASS A NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE CLASS A NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS A NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE
LAW).


                                     A-1-1

REGISTERED                                                    $_________ No. __
CUSIP NO. __________

                         CNH WHOLESALE MASTER NOTE TRUST

             CLASS A FLOATING RATE ASSET BACKED NOTES, SERIES [___]

         CNH Wholesale Master Note Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Scheduled Final Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Class A Note shall be due and payable on the _________ ____ Payment Date (the "Legal Final Maturity Date"). Interest will accrue on this Class A Note from each Interest Payment Date (or, in the case of the first Interest Payment Date, from the date of issuance of this Class A Note) to but excluding the following Interest Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note.

         Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-1-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                    CNH WHOLESALE MASTER NOTE TRUST,
                                    as Issuer

                                    By:  The Bank of New York, not in its
                                         individual capacity but solely as
                                         Owner Trustee under the Trust Agreement

                                    By:
                                    Name:
                                    Title:

                                    Date:  _______ __, 200[  ]


                                     A-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                     JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee

                                     By:
                                     Name:
                                     Title:

                                     Date:  ____________ __, 200[  ]


                                     A-1-4

                                [REVERSE OF NOTE]

         This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its CNH Wholesale Master Note Trust Asset-Backed Notes Series 200_-_ (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Indenture Supplement dated as of ______ __, 200[ ] (the "Indenture Supplement"), between the Issuer and [_________________], as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Class a Notes that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

         The Class B Notes and the Class C Notes will also be issued under the Indenture.

         Principal of the Class A Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Legal Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be due and payable following an Event of Default in the manner provided in SECTION 7.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Collateral Amount of the Notes is reduced to less than [ ]% of its Initial Dollar Principal Amount, the Servicer has the right, but not the obligation, to redeem the Notes in whole but not in part, pursuant to SECTION 12.02 of the Indenture equal the Outstanding Dollar Principal Amount of the Notes, plus interest accrued and unpaid to but excluding the date of redemption.

         On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution with respect to this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes. Final payments of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or offices therein specified.

         Payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class A Note(or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in


                                     A-1-5
the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note(or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                     A-1-6

         Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against CNH Wholesale Receivables Inc. or the Issuer, or join in any institution against CNH Wholesale Receivables Inc.or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Enhancement Agreement.

         Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note is overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Dollar Principal Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Class A Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS CLASS A NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND


                                     A-1-7

THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class A Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note.


                                     A-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee
__________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)___________________________________________________________ the within
Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________             _________________________________ *
                                                   Signature Guaranteed:

   --------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-9

                                                            INDENTURE SUPPLEMENT
                                                                     EXHIBIT A-2

          [FORM OF] SERIES [___]CLASS B FLOATING RATE ASSET-BACKED NOTE

         UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS CLASS B NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR CNH WHOLESALE RECEIVABLES INC., OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER OR CNH WHOLESALE RECEIVABLES INC. OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS CLASS B NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS CLASS B NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

         THE HOLDER OF THIS CLASS B NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE CLASS B NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS B NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE
LAW).


                                     A-2-1

REGISTERED                                                     $_________ No. __
CUSIP NO. __________

                         CNH WHOLESALE MASTER NOTE TRUST

             CLASS B FLOATING RATE ASSET BACKED NOTES, SERIES [___]

         CNH Wholesale Master Note Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Scheduled Final Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Class B Note shall be due and payable on the _________ ____ Payment Date (the "Legal Final Maturity Date"). Interest will accrue on this Class B Note from each Interest Payment Date (or, in the case of the first Interest Payment Date, from the date of issuance of this Class B Note) to but excluding the following Interest Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note.

         Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                    CNH WHOLESALE MASTER NOTE TRUST,
                                    as Issuer

                                    By:  The Bank of New York, not in its
                                    individual capacity but solely as Owner
                                    Trustee under the Trust Agreement

                                    By:
                                    Name:
                                    Title:

                                    Date:  _______ __, 200[  ]


                                     A-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                     JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee

                                     By:
                                     Name:
                                     Title:

                                     Date:  ____________ __, 200[  ]


                                     A-2-4

                                [REVERSE OF NOTE]

         This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its CNH Wholesale Master Note Trust Asset-Backed Notes Series 200_-_ (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2003 (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Indenture Supplement dated as of ______ __, 200[ ] (the "Indenture Supplement"), between the Issuer and [_________________], as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Class B Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

         The Class A Notes and the Class C Notes will also be issued under the Indenture.

         Principal of the Class B Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Legal Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be due and payable following an Event of Default in the manner provided in SECTION 7.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

         On any day occurring on or after the date on which the aggregate Collateral Amount of the Notes is reduced to less than [ ]% of its Initial Dollar Principal Amount, the Servicer has the right, but not the obligation, to redeem the Notes in whole but not in part, pursuant to SECTION 12.02 of the Indenture equal the Outstanding Dollar Principal Amount of the Notes, plus interest accrued and unpaid to but excluding the date of redemption.

         On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution with respect to this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes. Final payments of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or offices therein specified.


                                     A-2-5

         Payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class B Note(or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note(or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any


                                     A-2-6
such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against CNH Wholesale Receivables Inc. or the Issuer, or join in any institution against CNH Wholesale Receivables Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Enhancement Agreement.

         Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note is overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Dollar Principal Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.


                                     A-2-7

         THIS CLASS B NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class B Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.


                                     A-2-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee
___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) _______________________________________ the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________             __________________________________ *
                                                   Signature Guaranteed:

    --------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-2-9